Client Id: 77 THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT UTI - Q4 2018 Universal Technical Institute Inc Earnings Call EVENT DATE/TIME: NOVEMBER 29, 2018 / 9:30PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call CORPORATE PARTICIPANTS Jody Kent Universal Technical Institute, Inc. - VP of Communications & Public Affairs Kimberly J. McWaters Universal Technical Institute, Inc. - President, CEO & Executive Director Scott Yessner Universal Technical Institute, Inc. - Interim CFO CONFERENCE CALL PARTICIPANTS Peter Perry Appert Piper Jaffray Companies, Research Division - MD and Senior Research Analyst PRESENTATION Operator Good day, everyone, and welcome to the UTI Fourth Quarter and Full Year Fiscal 2018 Earnings Conference Call. (Operator Instructions) As a reminder, today's conference call is being recorded. A replay of the call will be available at www.uti.edu or through December 13, 2018, by dialing (412) 317-0088 or (877) 344-7529 and entering passcode 10125966. At this time, I'd like to turn the conference call over to Ms. Jody Kent, Vice President of Communications and Public Affairs for Universal Technical Institute. Please, go ahead. Jody Kent - Universal Technical Institute, Inc. - VP of Communications & Public Affairs Thank you. Hello, and thanks for joining us this afternoon. With me today are Kim McWaters, President and Chief Executive Officer; and Scott Yessner, Interim Chief Financial Officer. During the call today, we'll update you on our fiscal fourth quarter and full year 2018 business highlights, our financial results and our vision for the future. Then we will open the call for your questions. Before we begin, we must remind everyone that except for historical information, today's call may contain forward-looking statements as defined by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the amended Securities Act of 1933. I'll refer you to today's news release for UTIs comments on that topic. The safe harbor statement in the release also applies to everything discussed during this conference call, including initial comments by management as well as answers to questions. During today's call, we'll refer to EBITDA and free cash flow, which are non-GAAP measures. EBITDA, representing net income exclusive of interest, income taxes, depreciation and amortization, and free cash flow is cash from operating activities less capital expenditures. Management utilizes EBITDA and free cash flow as performance measures internally. It is now my pleasure to turn the call over to Kim McWaters. Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director Thank you, Jody. Good afternoon, everyone, and thank you for joining us today. 2018 was a transformative year for UTI. New student starts increased for the first time in 8 years, with start growth accelerating over the past quarter. That momentum has carried into 2019 with start growth expected to be 10% in Q1 and in the mid- to high-single digit range for the full year. We continue to invest in marketing and admissions to support start growth and the planned expansion of our welding program, which we believe will result in an operating loss of between $10 million and $15 million and positive cash flows from operating activities for the full year, fiscal 2019. We further expect to be free cash flow positive with an EBITDA that will range between $5 million and $11 million, unadjusted for anticipated onetime costs of $4 million. Based on the successes of the past 12 months, we believe, we will exit 2019 positioned for impressive growth in 2020 and beyond. 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call Turning the focus back to 2018, during today's call, we will discuss our transformation efforts within the context of successfully achieving 3 key strategic initiatives: leveraging the implementation of our transformation plan to drive new student starts across our campus footprint; investing in highly accretive new campuses and program offerings with the opening of our newest metro site campus in Bloomfield, New Jersey and our second welding program in Avondale, Arizona; and continuing to rationalize our real estate footprint and cost to support more profitable operations and better serve our students. Early in fiscal 2018, in concert with the top-tier consulting firm, we launched a comprehensive evaluation of our business with a focus on increasing efficiency within the organization and growing new students starts. The analysis validated the strong demand for our graduates, our student value proposition and the strength of our differentiated brand. The process identified significant opportunities for transformative growth with selective tactical investments in marketing, admissions and student support service strategies. Under this thesis, we implemented strategic investments in each identified area to drive sustained new student start growth and improved graduation rate. In fiscal 2018, we saw success as evidenced by Q4 new student starts increasing 8.5% compared to the prior year fourth quarter, with the majority of growth coming from existing campuses and the balance from our newest campus in Bloomfield, New Jersey, which opened during the quarter. I'm particularly pleased with 22% start growth in our motorcycle programs and that our welding starts grew 115% with the expansion of the program into Avondale. From a campus perspective, the growth was broad based, with the majority of campuses demonstrating year-over-year growth. The early successes from the transformation plan drove 1.2% start growth for the full year, again, marking the first new student start growth in 8 years. During the first 6 months of our transformation, we tested and invested a number of initiatives, leveraging the expertise of our consultants while rapidly building internal capability. The accelerated pace at which we were able to implement specific tactics and evaluate results confirm that we had realized the value from consultant sooner than planned and could avoid additional costs by terminating the consulting agreement. Now I'd like to discuss some additional representative detail associated with the 3 workstreams of our transformation plan. First, the marketing workstream update. As we implemented our new website and shifted our media mix, we have tracked steady inquiry improvements from our website and the number of inquiries generated direct to our website and through page search. In fact, for April through August, Gray & Associates, a leading strategy consulting firm focused on higher education, reported that UTI had the fastest growth in brand search in the education space. During the fourth quarter, increase from uti.edu and our paid brand search grew 20% year-over-year and the conversion rates improved 13%. Our work to rebuild the UTIs brand awareness is very important because prospective students, who go direct to uti.edu or search specifically for our brand, convert to enrollments at 4x the rate of other inquiry sources. During fiscal 2018, nearly 40% of our media inquiries were generated from the highest converting brand sources compared to 30% during fiscal 2017. Second, an admissions workstream update. This is the first year in 5 years that we are seeing year-on-year application growth for the full year. Consolidated new student applications grew 3.9% year-over-year for the quarter and 4.2% for the full year. During the fourth quarter, new high school student applications increased by 11.2% year-over-year, which is, in part, the result of implementing new tools, programs and initiatives designed to clarify messaging to simplify our field admissions roles and to increase accountability. High school student applications were up 5.6% for the full year. New adult student applications decreased by 3.1% year-over-year in the fourth quarter, reflecting the continued pressure from low unemployment rate. However, for the full year, adult applications grew 3.8%. New military applications grew 4.5% year-over-year for the quarter but ended up down 3.6% for the full year. And lastly, an update on our student support services workstream. Our student support services workstream is driving improvement through best-in-class student outreach, affordability solutions, tracking and engagement processes. In the high school segment, our largest, we delivered the strongest fourth quarter start growth we've seen in 5 years. High school student starts grew 13.6% driven by a 390 basis point improvement in the show rate compared to Q4 '17. Overall, our show rate improved 310 basis points in the fourth quarter as compared to the prior year, 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call representing a gain of 439 starts through our show rate improvement. In summary, we made significant progress in fiscal 2018 through our transformation plan, and we believe that we've laid a solid foundation for continued new student start growth across our campus footprint. Our second strategic initiative is investing in highly accretive new campuses. Our Bloomfield, New Jersey campus, which opened in August, is our third metro campus. We are very pleased with Bloomfield's initial strong operational results as it is already tracking ahead of plan. Our metro campuses are very attractive to students who are able to live and work at home, while pursuing skills training. We know that students are more likely to pursue in education when they do not have to give up their job, leave home and relocate to a new city. The metro campus business model is one of the most important transformative changes we can make to operate profitably at any point in an economic cycle. We expect Bloomfield's results will be similar to our other 2 metro campuses in Dallas, Texas and Long Beach, California and will be accretive to earnings in the first 18 months and cash flow breakeven by year 4. Our third key strategic initiative is to rationalize our footprint and optimize the space at our legacy campuses, effectively transforming them into metro campuses or offering new and expanded programs to better utilize existing capacity. This plays an important part in the profitable growth of our business as it reduces underutilized space and associated rent cost and drives improvements in student starts. We continue to execute against this strategy in 2018 with downsizing at Rancho Cucamonga, where the campus is now approximately 148,000 square feet, the typical size of a metro campus and offers auto, diesel, welding and one manufacturer advanced training program. In addition, we continue to consolidate the Houston campus, and we'll reduce the size of approximately 52,000 square feet. We expect it to be rightsized by December. Total run rate savings from all of the real estate optimization efforts we started last year are expected to range between $2.5 million to $3 million starting in fiscal '19. In addition, we are currently undertaking another careful review of our real estate holdings, in particular, the leases coming up for expiration in the short term. As I mentioned, rationalization is also about utilizing existing space with new programs, such as welding and CNC machining, programs that complement our core competencies and technical training and address market demand from both industry and students. We are experiencing strong demand from students for our welding programs, in particular, the welding program at our Avondale campus, which opened in January of 2018. And we expect to offer a new welding program in Dallas, beginning early calendar 2019. Looking ahead in 2019, we will continue our focus on implementing the transformation plan to drive new student starts across our campus footprint, expanding upon the successful launch of our third metro campus in Bloomfield, New Jersey and driving efficiencies through continued rationalization of our real estate footprint. I'd now like to turn the call over to Scott for a discussion of our financial results. Scott? Scott Yessner - Universal Technical Institute, Inc. - Interim CFO Thanks, Kim. Fiscal 2018 was a year of organic investment in multiple strategies to grow long-term value. We've leveraged our strong capital and cash position to transform our marketing and admissions operations, construct a new metro campus and add new programs to existing campuses and reduce costs. As with most organic investments, a significant portion of these costs were expensed through the income statement in 2018 with a lesser portion capitalized on our balance sheet. As Kim mentioned, these investments started demonstrating impact with the fourth quarter student start results, the highly successful launch of the new Bloomfield, New Jersey campus and new programs. These investments will drive improving cash flow and operating results, which I will share in our 2019 outlook shortly. Before discussing our 2019 outlook, I'll review our fourth quarter and fiscal 2018 business metrics and financial results. As noted in our October 23 press release, new student starts in the fourth quarter increased 8.5% compared to the prior year fourth quarter for a total of 6,022 students. More than half of the start growth came from our legacy campuses with the balance coming from our newest campus in Bloomfield, which opened in August. Overall, new student starts for fiscal 2018 were up 1.2% compared to 2017. 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call For the fourth quarter of fiscal 2018 compared to the same period last year, revenue was $80.3 million compared to $81.3 million for the prior year period. While the year-over-year revenue variance resulted from a 2.1% decrease in the average student population, year-to-date average revenue per student was up 2.2% versus the prior year. Total operating expenses were $91.3 million compared to $82.4 million for the prior year period. The increase was primarily attributable to planned increases in the Bloomfield, New Jersey campus and program launches, consulting services, advertising and graduate-based admissions variable compensation expense. Netting the decline in revenue with the increase in operating expenses, our operating loss for the quarter was $11.1 million compared to operating loss of $1.1 million for the prior year period. Net loss available for distribution to common shareholders was $12.3 million or $0.49 per diluted share for the quarter compared to a loss of $2.1 million or $0.08 per diluted share for the prior year period. EBITDA was negative $6.4 million in the quarter compared to a positive $3.9 million for the prior year period. For the year ended September 30, 2018, compared to the same period of 2017, revenue was $317 million compared to $324.3 million for the prior year period, with the year-over-year revenue variance resulting from a 4.3% decrease in the average student population, offset by the increase of 2.2% of revenue per student. Total operating expenses were $352.2 million compared to $326.1 million for the prior year period. The increase was due to planned increases in the Bloomfield campus and program launches, consulting services, advertising, compensation expense and an impairment in goodwill and intangibles of a nonstrategic business and an increase in professional accounting services expenses. Of the cost increase, the operating cost to launch the Bloomfield campus and new programs was $5.9 million, the consulting fee related to the transformation was $5.8 million, and the cost of initiatives related to the investment optimization and marketing and admissions transformation was $7.9 million. Operating loss was $35.3 million compared to an operating loss of $1.8 million for the prior year period. Net loss available for distribution to common shareholders was $37.9 million or $1.1 -- excuse me, $1.51 per diluted share compared to a loss of $13.4 million or $0.54 a share for the prior year period. EBITDA unadjusted for onetime nonrecurring costs was negative $16.7 million compared to a positive $17.9 million for the prior year period. This EBITDA result is not adjusted for the new campus and program buildout cost, which we expect to have revenues offsetting expenses in 2019 and a transformation consultant fee. Shareholder's equity increased to $126.6 million in 2018 from $125.8 million in 2017. Our early adoption of the new accounting standard on revenue recognition resulted in a noncash increase in equity of approximately $37.2 million as of October 1, 2017, offsetting the operating loss. Our cash position, including investments at year-end June 30, 2018, remained strong at $58.1 million compared to $97.9 million at September 30, 2017. Our cash was primarily deployed through our investment in marketing and admissions transformation strategy and the Bloomfield campus and program expansions. We do not have -- we did not have a bank line of credit or term loan outstanding at year-end and do not at this time. Next, I'd like to share our outlook for fiscal 2019. The investment in our transformation to drive new student starts and growth in new student population, successful launches of our Bloomfield campus and new programs and efforts to extract cost reductions in 2018 carried forward to our outlook for the 2019 fiscal year. Our strong balance sheet and cash position, along with the investment in 2018, have UTI positioned to improve our operating and cash flow results in 2019. For guidance for 2019, we expect new student starts to grow in the mid-to-high single digits and the average student population to grow in the low single digit in fiscal 2019. We expect full year 2019 revenue to range between $322 million and $332 million compared to $317 million in fiscal 2018, reflecting the expected increase in the average student population. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call Operating expenses are expected to range between $337 million and $347 million. The decrease in operating expenses are driven from savings related to investments in reducing campus footprint in 2017 and '18, cost savings in campus operating costs, marketing efficiencies and broad expense management. We expect an operating loss between $10 million and $15 million, largely due to further investment to support start growth and the planned expansion of the company's welding program. EBITDA, unadjusted, is expected to be positive in the range of $5 million to $11 million. This result is unadjusted for the transformation consultant final payment of $4 million announced in October 2018. We expect to be free cash flow positive in 2019, with our ending cash balance near that of year-end of 2018. Our strong cash position supports our ability to continue a disciplined capital deployment strategy in high-ROI investments and our regulatory financial ratio. Free cash flow is cash from operating activities less capital expenditures. Capital expenditures are expected to range between $8 million and $10 million. We believe we will exit the year 2019 positioned for impressive growth in 2020 and beyond. With that, I'll turn it back over to Kim for a few final thoughts. Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director Thank you, Scott. In fiscal 2018, we successfully implemented marketing, admissions and student support services initiatives that created a foundation for new student start growth. And I'd like to take a moment to thank everyone at UTI for their efforts that got us to where we are today. In particular, I would like to congratulate our Bloomfield, New Jersey team for opening on time, on budget and being ahead of plan. I'd also like to thank our industry partners and employers for their continued support in the student recruitment process and for providing tuition reimbursement and other support to make schooling more affordable and viable as we all work together to meet the tremendous demand for skilled talent. I look forward to working together with our industry partners and employers and the entire UTI team to achieve greater success in 2019. I'd now like to open the call for questions. Operator? QUESTIONS AND ANSWERS Operator (Operator Instructions) And our first question today comes from Peter Appert from Piper Jaffray. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst So the start improvement is impressive. Congratulations on that, Kim. You gave a lot of detail on the drivers, but it's noteworthy, I think, how dramatic the inflection has been. And I'm just wondering if there's any more color you can offer in terms of what have been the key changes that have driven this improvement and driving -- and how that drives your confidence in the sustainability of this improvement. Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director Well, that's -- it's a great question. I think, it is a number of initiatives across the entire front end of the funnel. And so as I mentioned, we focused on ways to build our brand awareness and create visibility about the opportunity with our type of training and the employment opportunities. And most of our effort, initially, was really focused on getting our marketing mix correct and being willing to move some of the investment to top of funnel, which is a little more difficult to measure and moving away from underperforming digital sources. And that is -- being on television more, being out in the community, on radio, billboards, just creating broader awareness has driven more interest in our brand as reflected by the statistics I gave in terms of uti.edu and our brand search. So for every student that comes through that channel, those inquiries are converting 4x at a better rate than what we saw in some of the digital sources previously. And so not only are we getting more higher quality, we're also seeing admissions improvement because we're converting them at a higher rate. So first, focus on marketing and the improvement there and the optimization of our marketing investment. Second was a really focusing on our team, our admissions representatives and ensuring that they had the tool, the training, 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call the leadership, the process to make their job easier, to simplify it and to improve the performance management and accountability, both from a reward standpoint and an improvement standpoint. So I think, again, marketing and admissions -- and then we have a lot of students the who raise their hands about coming to school, but they need help making that first day a reality. And so many of our teams across the entire company focus their efforts on improving our show rate and making certain that we removed as many barriers as possible to help our students show to school. And those things are as basic as outreach programs, contact, different times a day, different points of contact, instructors, financial aid reps and our admissions reps. It's been a collective effort to make certain that we help the student as much as we could. And then last, I would ask -- or add that we invested in dashboards so that we could measure what matters and start to make decisions based on the data and those things that we were seeing. And I think that is some of the real value that came out of our investment in the transformation was being able to build that capability in the dashboards that would help us make informed business decision. But I'm really proud of the team and everything that we've been able to accomplish in a relatively short period of time. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst Yes, that's great. Is there more to do, Kim, you think, in terms of shifting media mix as a driver of improved inquiry flow? Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director Given the fact that we have these great dashboards now, I feel like optimization is always got to be at the top of our list in terms of priorities, especially given what we invest. But I feel like we've got our digital sources really optimized, and we'll continue to optimize those. And we will continue to invest in new not channels, necessarily, but things like television or event marketing that could expand. So I think we made great progress. We're now -- it's now just about continued optimization based on the data that we see. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst Got it. Any changes, from your perspective, Kim, in competitive dynamics in the market? Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director I'd say that this past year, we continued to see competitive pressure from the community colleges because they're cost effective and convenient. But we also did quite a bit of research to understand the students who are choosing community college over UTI or another technical school. And I think we have a good understanding of that student and what their preferences are, and we also found great examples of ways in which we were competing very effectively or in a superior way in markets with very strong community colleges. So that was one of the key elements of our transformation was understanding that competition and how to compete effectively. And I'd say, the bottom line is our graduation rates and our employment rates. And when you put that in perspective, it helps to explain what you'd really get for a good investment and a good education. And so we -- I would say that we continue to see that, but our #1 competitor right now is the job market. And that continues to be a real competitor right now. So -- but again, we're trying to make certain that our messaging is in line with what the students need for themselves today as well as tomorrow. And a fast food job is not what they want to do their entire life even if they're getting a good check right now. And so we will continue to communicate both the short- and long-term benefits of technical training. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst Right. Kim, you mentioned -- or Scott mentioned the tuition reimbursement programs. Has there been a measurable change in terms of the percent of students or the level of support that students are getting in terms of these programs? Or maybe I don't know if there's a quantitative measure you can offer in terms of what percent impact on enrollments or revenue per student that has -- or not revenue per student but cost per student, rather. 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call Scott Yessner - Universal Technical Institute, Inc. - Interim CFO Yes. Absolutely, sure, Peter, this is Scott. And so the number of students -- the percentage of students receiving some form of grant or support increased from 41% to 44% in the quarter. That is something that we had in the stages of the transformation when we're analyzing how best to serve our students. We found in a number of cases where the ability to get to the first day, as Kim mentioned, was a challenge. And so we organized ourselves, in our sales and marketing teams and our financial resources to create that lever for them. So we did spend a little over $1 million more in the quarter to that -- for that support, but we felt like the -- but the return for the company and the return for the student was well worth it. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst So the 44% Scott refers to the percentage of students that are getting tuition support directly from UTI, not from industry partners, correct? Scott Yessner - Universal Technical Institute, Inc. - Interim CFO That's correct. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst Okay. And what portion of students are getting -- or what portion of fees are covered by tuition reimbursement at this point? Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director We don't have a percentage of the fees that are covered by tuition reimbursement because it's something that is subsequent to graduation. We just really are reporting on the percentage of employers who are sponsoring it. So that one is a little more difficult to quantify in terms of the amount because it's between the student and the employer. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst Sure, got it. But do you see that, Kim, as a specific driver of some of the improvement you've seen recently? Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director I do believe that, that is a key driver, especially on our field side, because we've engaged industry so much in trying to get them to expose students and families and teachers to what our training offers and what the -- a career might look like that they're able to talk about what they would get paid and that they're willing to help them pay their education if they do well in school and they graduate. And so I think that's a very powerful message for a parent to hear and for a teacher as well as the student. And I'm really pleased with our field team out in the high school market and the work and success they've had with industry days. Peter Perry Appert - Piper Jaffray Companies, Research Division - MD and Senior Research Analyst And then just one last item. With the inflection back to positive cash flow, what's the thought process in terms of potential further new campus openings? 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 NOVEMBER 29, 2018 / 9:30PM, UTI - Q4 2018 Universal Technical Institute Inc Earnings Call Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director The -- next year, we don't have any new openings. We are going to bring Bloomfield to life and continue on that. And I would expect, as we work through 2019 and 2020, we'll be able to talk about that from beyond. But obviously, there are very good investment, high returns, and we'll continue to look at those opportunities in the number of markets we've already identified. Scott Yessner - Universal Technical Institute, Inc. - Interim CFO Sure. And Peter, this is Scott. I'd just also emphasize that we have positioned the company to be able to take advantage of these high-ROI opportunities. And so we feel like with the delivery of the sales and marketing and the student starts and the maturation of our metro campus models along with our balance sheet and our cash capability, we can be very opportunistic. And so that's something that will be, like Kim said, evaluated over the next 12 to 18 months. Operator And ladies and gentlemen, at this time, I'm showing no additional questions. I'd like to turn the conference call back over to management for any closing remarks. Kimberly J. McWaters - Universal Technical Institute, Inc. - President, CEO & Executive Director I'd like to thank everyone for joining us today. And we look forward to reporting our first quarter results in a few months here. And we'll announce the date as we get closer to it. Again, thank you for your interest in Universal Technical Institute. And have a great day. Operator Ladies and gentlemen, that does conclude today's conference call. We do thank you for joining today's presentation. You may now disconnect your lines. DISCLAIMER Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2018, Thomson Reuters. All Rights Reserved. 12141185-2018-11-30T20:38:53.180 9 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.